UNITED STATES
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Important News Update

DuPont Colleagues,

This evening we issued a press-release regarding the announcement by one of our shareholders, Trian Fund Management, that it has nominated four individuals for election to the Company’s Board of Directors.

This is part of a process for the election of directors at our 2015 Annual Meeting. Trian has put forth its own set of nominees for consideration and our Board of Directors will separately present its director nominees. Shareholders will then have the opportunity to vote on the two slates of nominees at the Annual Meeting.

DuPont currently has a strong, independent Board of highly experienced professionals, all of whom have expertise across a range of relevant disciplines and industries critical to DuPont’s businesses and are committed to delivering superior, sustained shareholder value. Our Board is active and engaged, working closely with me and our entire team as we build DuPont for the future.

As our press release makes clear, our position on Trian’s proposal has not changed since I last wrote to you on this topic on October 28. Our Board and management remain confident that the strategy we are implementing is the right one for our company, and that the competitive advantages our businesses leverage as part of DuPont will deliver superior value for all of our shareholders. The combined power of our science and innovation platform, global scale, market access, and value chain knowledge, supported by our world-class team, brands, and support infrastructure give us an important competitive edge in the marketplace.

Announcements like the one Trian has made today draw media attention, sometimes lasting for days or even weeks. I want to emphasize that irrespective of what you might read or hear, it remains business as usual at DuPont. To address Trian-related issues, we have a dedicated team so that all of us can continue to stay focused on our core values and on providing the outstanding products and services our customers expect and need. I will continue to work closely with this dedicated team to ensure our shareholders and other stakeholders understand our strategy, our competitive advantages, and the progress we are making on our plan to deliver higher growth and higher value.

2015 can be a great year. We must complete the separation of Performance Chemicals, continue to execute against our growth strategies, and abide by our core values in everything we do. With our important initiatives on track, we all need to stay focused, avoid unnecessary distraction, and continue to deliver results!

Thank you, as always, for your continued hard work and dedication. Ellen

FORWARD LOOKING STATEMENTS

This document contains forward-looking statements which may be identified by their use of words like “plans,” “expects,” “will,” “believes,” “intends,” “estimates,” “anticipates” or other words of similar meaning. All statements that address expectations or projections about the future, including statements about the company’s strategy for growth, product development, regulatory approval, market position, anticipated benefits of recent acquisitions, timing of anticipated benefits from restructuring actions, outcome of contingencies, such as litigation and environmental matters, expenditures and financial results, are forward looking statements. Forward-looking statements are not guarantees of future performance and are based on certain assumptions and expectations of future events which may not be realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond the company’s control. Some of the important factors that could cause the company’s actual results to differ materially from those projected in any such forward-looking statements are: fluctuations in energy and raw material prices; failure to develop and market new products and optimally manage product life cycles; significant litigation and environmental matters; failure to appropriately manage process safety and product stewardship issues; changes in laws and regulations or political conditions; global economic and capital markets conditions, such as inflation, interest and currency exchange rates; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, weather events and natural disasters; ability to protect and enforce the company’s intellectual property rights; successful integration of acquired businesses and separation of underperforming or non-strategic assets or businesses and successful completion of the proposed spinoff of the Performance Chemicals segment including ability to fully realize the expected benefits of the proposed spinoff. The company undertakes no duty to update any forward-looking statements as a result of future developments or new information.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

DuPont intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the 2015 Annual Meeting. DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

DuPont, its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from DuPont stockholders in connection with the matters to be considered at DuPont’s 2015 Annual Meeting. Information about DuPont’s directors and executive officers is available in DuPont’s proxy statement, dated March 14, 2014, for its 2014 Annual Meeting. To the extent holdings of DuPont’s securities by such directors or executive officers have changed since the amounts printed in the 2014 proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with DuPont’s 2015 Annual Meeting. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by DuPont with the SEC free of charge at the SEC’s website at www.sec.gov. Copies also will be available free of charge at DuPont’s website at www.dupont.com or by contacting DuPont Investor Relations at (302) 774-4994.

GUIDANCE FOR INTERACTIONS WITH EMPLOYEES

On January 8, Trian Fund Management nominated a slate of directors for election to DuPont’s Board at the upcoming 2015 Annual Meeting.

DuPont has issued a press release explaining that no action is required in response to Trian’s submission and affirming that its position on Trian’s proposal and its confidence in the plan we are pursuing remain unchanged.  As you should have seen, this statement has been distributed to all employees, along with a note from Ellen Kullman that provides some additional context.

We understand that some employees may still have questions regarding this matter.  We have prepared the below talking points to assist you in these conversations.

In addition, we remind you that no leader should respond directly to investor or media inquiries regarding Trian. As you know, all investor questions on this matter should be directed to [—] (email: [—], phone: [—]) and media questions to [—] (email: [—],  phone: [—]).

Talking Points:

•                  Trian’s announcement means that it has put forth four director nominees for consideration by our shareholders at the upcoming Annual Meeting.

•                  This is part of a process for the election of directors at our 2015 Annual Meeting. Trian has put forth its own set of nominees for consideration and our Board of Directors will separately present its director nominees. Shareholders will then have the opportunity to vote on the two slates of nominees at the Annual Meeting.

•                  We currently have a strong, independent Board of highly experienced professionals with expertise across a range of relevant disciplines and industries critical to running a science-driven company — all of whom are committed to delivering superior, sustained shareholder value.

•                  The management team and Board are running the Company well — supported by each of your efforts, look at what we’ve accomplished.

•                  DuPont’s position on Trian’s proposal remains the same as we outlined on our October 28 earnings call and in a shareholder letter and presentation that was filed that day.

•                  Our Board and management remain confident that we have a winning strategy in place, and that the competitive advantages our businesses enjoy as part of DuPont will create sustained and superior value for all our shareholders.

•                  The Company has a team dedicated to addressing issues related to Trian so that all of us can continue to keep DuPont on track, focused on our core values and providing the value added products and services our customers expect.

•                  At the same time, we recognize that announcements like the one Trian has made draw media attention, sometimes lasting for days or even weeks.

•                  While some of the media coverage and commentary about our company may be negative, our dedicated team will work to ensure all our stakeholders understand our strategy, our competitive advantages, and the progress we are making on our plan for higher growth, higher value.

•                  I want to emphasize that irrespective of what you might read or hear, it remains business as usual at DuPont and the best thing we can all do for the Company is to stay focused on our responsibilities and continue to deliver for our customers.

•                  We will share further updates as appropriate.

GUIDANCE FOR EXTERNALLY-FACING EMPLOYEES

As you know, earlier today one of our shareholders, Trian Fund Management, nominated four directors for election to our Board at DuPont’s 2015 Annual Meeting.

This announcement has already generated media attention so even though the announcement of Trian’s nomination requires no action by our shareholders at this time, and our position regarding their proposal remains unchanged, we wanted to equip you with talking points in case you receive questions from customers, suppliers, or other business partners regarding this development. If you receive any such inquiries, your primary message should be:

For us, it is business as usual. I am comfortable that the right people are dealing with these issues and my team and I are 100% focused on your needs.

You may direct them to the Company’s press release and, if necessary, you can also use the talking points below.

However, if you receive questions you cannot answer, alert your supervisor. Any investor or media questions regarding Trian should be sent to [—] (email: [—], phone: [—]) and [—] (email: [—], phone: [—]), respectively. No employee should respond directly to media or investor questions regarding Trian.

If you are scheduled to be speaking at a public event and expect media to attend, please schedule a short briefing in advance with [—] or [—].

Talking Points:

•                  We are confident that we have a winning strategy in place that will continue to deliver superior products for our customers and generate value for shareholders.

•                  As for Trian, I am comfortable that the right team is dealing with this matter.

•                  For the rest of us, it is business as usual, and we continue to dedicate all our energy and attention to innovating and providing our customers with the excellent products and services [you/they] have come to expect.

•                  Please be assured we are 100% focused on meeting your needs and this matter will not distract us from our responsibilities to you.

FORWARD LOOKING STATEMENTS

This document contains forward-looking statements which may be identified by their use of words like “plans,” “expects,” “will,” “believes,” “intends,” “estimates,” “anticipates” or other words of similar meaning. All statements that address expectations or projections about the future, including statements about the company’s strategy for growth, product development, regulatory approval, market position, anticipated benefits of recent acquisitions, timing of anticipated benefits from restructuring actions, outcome of contingencies, such as litigation and environmental matters, expenditures and financial results, are forward looking statements. Forward-looking statements are not guarantees of future performance and are based on certain assumptions and expectations of future events which may not be realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond the company’s control. Some of the important factors that could cause the company’s actual results to differ materially from those projected in any such forward-looking statements are: fluctuations in energy and raw material prices; failure to develop and market new products and optimally manage product life cycles; significant litigation and environmental matters; failure to appropriately manage process safety and product stewardship issues; changes in laws and regulations or political conditions; global economic and capital markets conditions, such as inflation, interest and currency exchange rates; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, weather events and natural disasters; ability to protect and enforce the company’s intellectual property rights; successful integration of acquired businesses and separation of underperforming or non-strategic assets or businesses and successful completion of the proposed spinoff of the Performance Chemicals segment including ability to fully realize the expected benefits of the proposed spinoff. The company undertakes no duty to update any forward-looking statements as a result of future developments or new information.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

DuPont intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the 2015 Annual Meeting. DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

DuPont, its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from DuPont stockholders in connection with the matters to be considered at DuPont’s 2015 Annual Meeting. Information about DuPont’s directors and executive officers is available in DuPont’s proxy statement, dated March 14, 2014, for its 2014 Annual Meeting. To the extent holdings of DuPont’s securities by such directors or executive officers have changed since the amounts printed in the 2014 proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with DuPont’s 2015 Annual Meeting. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by DuPont with the SEC free of charge at the SEC’s website at www.sec.gov. Copies also will be available free of charge at DuPont’s website at www.dupont.com or by contacting DuPont Investor Relations at (302) 774-4994.